SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                -------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): August 8, 2002



                           EMERGING GAMMA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                  33-61890-FW                  72-1235452
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)


        220 Camp Street
     New Orleans, Louisiana                                             70130
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (504) 524-1801


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Item 4.  Changes in Registrant's Certifying Accountant

     On August 8, 2002, the Board of Directors of Emerging Gamma Corporation (the "Company"), upon recommendation of its Audit Committee, decided to engage the services of Pannell Kerr Foster of Texas, P.C. to serve as its independent public accountants for the fiscal year 2002. The Company's management then notified Arthur Andersen LLP that the firm would no longer be engaged as its principal independent public accountants.

     During the two most recent fiscal years of the Company ended March 31, 2002, and the subsequent interim period through August 8, 2002, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports.

     None  of  the  reportable   events  described  under  Item 304(a)(1)(v) of
Regulation S-K occurred within the two most recent fiscal years of the Company ended March 31, 2002 or within the interim period through August 8, 2002.

     The audit reports of Arthur Andersen LLP on the financial statements of the Company as of and for the fiscal years ended March 31, 2001 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     The Company provided Arthur Andersen LLP with a copy of the foregoing disclosures. Arthur Andersen LLP has communicated to us that they have informed the Securities and Exchange Commission (SEC) that they are unable to provide letters that corroborate or invalidate the statements in this disclosure, as required by the SEC. As a result, no such letter is provided with this Form 8-K. In addition, Arthur Andersen LLP has announced that it will cease to practice before the SEC effective August 31, 2002.

     During the two most recent fiscal years of the Company ended March 31, 2002, and the subsequent interim period through August 8, 2002, the Company did not consult with Pannell Kerr Foster of Texas regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

           Exhibit Number                                    Description
           --------------                                    ------------
                None




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                                            SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                            EMERGING GAMMA CORPORATION



Date: August 8, 2002                        By: /s/ Burt H. Keenan
                                                ------------------
                                                Burt H. Keenan
                                                Chairman of the Board and
                                                Chief Executive Officer